Exhibit 1.1

[6,000,000] American Depositary Shares

BCD Semiconductor Manufacturing Limited

Representing [30,000,000] Ordinary Shares

(Par value US$0.001 per ordinary share)

UNDERWRITING AGREEMENT

                    , 2008

Deutsche Bank Securities Inc.

As Representative of the

    Several Underwriters

c/o Deutsche Bank Securities Inc.

60 Wall Street, 4th Floor

New York, New York 10005

Ladies and Gentlemen:

BCD Semiconductor Manufacturing Limited, a Cayman Islands exempted limited liability company (the “Company”), proposes to sell to the several underwriters (the “Underwriters”) named in Schedule I hereto for whom you are acting as representative (the “Representative”) an aggregate of [6,000,000] American depositary shares (“ADSs”; the ADSs so issued and sold are herein called the “Firm ADSs”), each ADS representing [five (5)] of the Company’s ordinary shares, par value US$0.001 per ordinary share (the “Shares”). The respective amounts of the Firm ADSs to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters’ option an aggregate of up to [900,000] additional ADSs (the “Option ADSs”) as set forth below.

The ADSs purchased by the Underwriters under this Agreement will be evidenced by American depositary receipts (“ADRs”) to be issued pursuant to a Deposit Agreement, dated as of __, 2008 (the “Deposit Agreement”), to be entered into among the Company, Deutsche Bank Trust Company Americas, as depositary (the “Depositary”), and the holders from time to time of the ADRs.

As the Representative, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm ADSs set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option ADSs if you elect to exercise the over-allotment option in whole or in part for the accounts of the several

Underwriters. The Firm ADSs and the Option ADSs (to the extent the aforementioned option is exercised) are herein collectively called the “Offered Securities.”

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. Representations and Warranties of the Company.

The Company represents and warrants to each of the Underwriters as follows:

(a) A registration statement on Form F-1 (File No. 333-148893) with respect to the Offered Securities and the Shares represented by the Offered Securities has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. The Company and the transactions contemplated by this Agreement meet the requirements, and comply with the conditions for the use, of Form F-1. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting in all material respects the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A under the Act and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus.”

(b) As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date, as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule II hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the General Disclosure Package or any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative, specifically for use therein, it being understood and agreed that the only such information is that described in Section 14 herein. As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means              [a/p]m (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representative.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Offered Securities that is included in the Registration Statement immediately prior to that time.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule III to this Agreement.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Cayman Islands, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the subsidiaries of the Company as listed in Schedule IV hereto (each a “Subsidiary”; collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification. The outstanding shares of capital stock or the registered capital, as the case may be, of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and to the extent shown in Schedule IV hereto are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding. The memorandum of association, articles of association, charter, by-laws, or other organizational or constituent documents of the Company and the Subsidiaries comply in all material respects with applicable laws of their respective jurisdictions of incorporation and are in full force and effect.

(d) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Shares represented by the Offered Securities to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; the registered holder of the Shares represented by the Offered Securities and the Depositary with respect to the Offered Securities, against payment of the purchase prices in accordance with this Agreement on the Closing Date and, if applicable, the Option Closing Date, will be, except subject to the terms and provisions of the Deposit Agreement, entitled to all the rights of a shareholder conferred by the Memorandum of Association and Articles of Association of the Company, and the Depositary will acquire, subject to the terms of the Deposit Agreement, valid and unencumbered title to the Shares represented by the Offered Securities and the Underwriters will acquire valid and unencumbered title to the Offered Securities; there are no restrictions on transfer of the Shares represented by the Offered Securities to be sold by the Company or the Offered Securities to be sold by the Company, as the case may be, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and subject to the terms and provisions of this Agreement or the Deposit Agreement, under the laws of the Cayman Islands or the State of New York, as the case may be; and no preemptive rights of stockholders exist with respect to any of the Shares, including the Shares represented by the Offered Securities, or the issue and sale thereof; the Shares may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing the ADSs as contemplated by the Deposit Agreement. Neither the filing of the Registration Statement nor the offering or sale of the Offered Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Shares or any other class of capital stock of the Company.

(e) All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus and were issued in compliance in all material respects with all U.S. federal and state and other applicable securities laws. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no outstanding securities issued by the Company convertible into or exchangeable for, rights, warrants or options to acquire from the Company, or obligations of the Company to issue, Shares or any other class of capital stock of the Company.

(f) The information set forth under the caption “Capitalization” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct. All of the Shares, including those represented by the Offered Securities, conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus in all material respects. The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company’s incorporation.

(g) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Offered Securities, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform in all material respects to, the requirements of the Act and the Rules and Regulations. The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any

Underwriter through the Representative, specifically for use therein, it being understood and agreed that the only such information is that described in Section 14 herein.

(h) A registration statement on Form F-6 (File No. 333-148913) related to the ADSs has been filed with the Commission (such registration statement, including all exhibits thereto, as amended at the time such registration statement becomes effective, being hereinafter referred to as the “ADS Registration Statement”); the ADS Registration Statement, as of its effective date, complied or will comply, in all material respects, and each amendment or supplement thereto, when it is filed with the Commission or becomes effective, as the case may be, will comply, in all material respects, with the applicable requirements of the Act and the Rules and Regulations, and did not or will not, as of its effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(i) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Representative, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus.

(j) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Offered Securities other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 4(b) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act (to the extent that such conditions are applicable to actions of the Company) to avoid a requirement to file with the Commission any electronic road show.

(k)(i) At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Offered Securities as contemplated by the Registration Statement.

(l) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting in the United States (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The Registration Statement, the General Disclosure Package and the Prospectus do not contain “non-GAAP financial measures” (as such term is defined by the Rules and Regulations). The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46R), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.

(m) Deloitte & Touche (the “Reporting Accountants”), who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(n) No information was withheld from the Reporting Accountants for the purpose of their preparation of their report contained in the Registration Statement, the General Disclosure Package and the Prospectus, and all information given to the Reporting Accountants for such purposes was given in good faith, the factual contents of such report are true, accurate and complete in all material respects and no material fact or matter has been omitted; and no information was withheld from the Reporting Accountants for the purposes of their review of the Company’s financial reporting procedures and their issuance of the comfort letters to the Underwriters in connection with the transactions contemplated by this Agreement.

(o) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries is aware of (i) any material weakness in its internal control over financial reporting or (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(p) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the Nasdaq Global Market thereunder (the “Sarbanes-Oxley Act”) has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply and is actively taking steps to ensure that it will be in compliance in all material respects with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company.

(q) The Company will adopt and maintain a “code of ethics” (as defined in Item 406 of Regulation S-K) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing such functions (each a “Senior Financial Officer”) on or before the time required by the Sarbanes-Oxley Act and will file the code of ethics as an exhibit to its Form 20-F for the fiscal year ending December 31, 2007 or will post the text of such “code of ethics” on its Internet website and will disclose any amendment or waiver from the “code of ethics” for any Senior Financial Officer in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(r) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which if determined adversely to the Company or any of the Subsidiaries would either (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole or (ii) prevent the consummation of the transactions contemplated by this Agreement or the Deposit Agreement (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”), except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(s) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which would not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(t) The Company and the Subsidiaries have filed all national, provincial, local, foreign and other relevant tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

(u) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, all local and national PRC governmental tax waivers and other local and national PRC tax relief, concession and preferential treatment granted to or otherwise obtained or enjoyed by the Company or any of its Subsidiaries are valid, binding and enforceable and do not violate any provision of any law or statute or any order, rule or regulation of any local or national government, regulatory body or administrative agency or other governmental body in the PRC.

(v) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been (i) any material transaction entered into, (ii) any material liability (including contingent liability) or other obligation incurred or assumed, (iii) any business or any other assets material to the

Company and the Subsidiaries taken as a whole acquired or disposed of or (iv) any such material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented; and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company’s financial statements which are included in the Registration Statement, the General Disclosure Package and the Prospectus.

(w) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, (i) in violation of its memorandum of association, articles of association, charter, by-laws, or other organizational or constituent documents or business licenses, authorizations or qualifications, (ii) in violation or breach of any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties, or (iii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to clauses (ii) and (iii), which violation, breach or default would have a Material Adverse Effect. The execution and delivery of this Agreement and the Deposit Agreement, the consummation of the transactions contemplated in this Agreement and the Deposit Agreement and the fulfillment of the terms of this Agreement and the Deposit Agreement, including, without limitation, the issuance of the Shares represented by the Offered Securities, the issuance and sale of the Offered Securities by the Company, the deposit of any Shares with the Depositary and the issuance of ADRs evidencing the Offered Securities, and the use of the proceeds by the Company from this offering as described in the Registration Statement, the General Disclosure Package and the Prospectus will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (x) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, or (y) the memorandum of association, articles of association, charter, by-laws, or other organizational or constituent documents or business licenses, authorizations or qualifications of the Company or any of the Subsidiaries, or (z) any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties.

(x) The execution and delivery of, and the performance by the Company of its obligations under, each of this Agreement and the Deposit Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and each of this Agreement and the Deposit Agreement has been duly executed and delivered by the Company, and the Deposit Agreement is enforceable against the Company in accordance with its terms, subject to all applicable bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws; upon due issuance by the Depositary of ADRs evidencing the Offered Securities against the deposit of Shares in respect thereof in accordance with the Deposit Agreement, such ADRs will be duly and validly issued and the holders thereof will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(y) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body in the United States, the PRC, the Cayman Islands and any other jurisdiction that is required or otherwise necessary in connection with the execution and delivery by the Company of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated in this Agreement and the Deposit Agreement (except such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority (the “FINRA”) or such additional steps as may be necessary to qualify the Offered Securities for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(z) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of the Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses as currently operated by them; the Company and the Subsidiaries each own or possess the right to use, or can acquire on commercially reasonable terms, all material patents, patent rights, trademarks, trade names, service marks, service names, copyrights, license rights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights (“Intellectual Property”) necessary to carry on their businesses, as currently operated by them, in all material respects; neither the Company nor any of the Subsidiaries has infringed, and, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the Company or the Subsidiaries have received notice or are otherwise aware of conflict with, any Intellectual Property of any other person or entity. Each of the Company and the Subsidiaries has taken all reasonable steps necessary to secure interests in such Intellectual Property from its contractors. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property of the Company or any Subsidiary that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and are not described in all material respects. Neither the Company nor any Subsidiary is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Prospectus and are not described in all material respects. To the Company’s knowledge, none of the technology employed by the Company or any Subsidiary has been obtained or is being used by the Company or such Subsidiary in violation of any contractual obligation binding on the Company or any of its officers, directors or employees or otherwise in violation of the rights of any persons; except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any Subsidiary has received any written or oral communications alleging that the Company or any Subsidiary has violated, infringed or conflicted with, or, by conducting its business as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, would violate, infringe or conflict with, any of the Intellectual Property of any other person or entity, except as would not have a Material Adverse Effect. Neither the Company nor any Subsidiary knows of any infringement by others of Intellectual Property owned by or licensed to the Company or any Subsidiary, except as would not have a Material Adverse Effect.

(aa) Neither the Company, nor to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Offered Securities on the Nasdaq Global Market in accordance with Regulation M under the Exchange Act.

(bb) Neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Offered Securities contemplated hereunder and the application of the net proceeds from such sale as described in the Prospectus, will be an “investment company” within the meaning of such term under the Investment Company Act of 1940 as amended (the “1940 Act”), and the rules and regulations of the Commission thereunder.

(cc) The Company is not a passive foreign investment company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and does not expect to become a PFIC for the year ending December 31, 2007 or any future year.

(dd) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ee) The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow untimely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(ff) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(gg) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any applicable governmental agency

(collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any or its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(hh) Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ii) None of the Company, any of the Subsidiaries or, to the knowledge of the Company, its officers, directors, supervisors, managers, agents or employees has, directly or indirectly, (i) made, promised or authorized any contribution, payment or gift of funds or property to any official, employee or agent of any governmental agency, authority or instrumentality in the Cayman Islands, the PRC, the ROC, Hong Kong, the United States or any other jurisdiction for the purpose of influencing any act or decision of such official or of the government to obtain or retain business, or direct business to the Company or any of the Subsidiaries, or otherwise, or (ii) made any contribution to any candidate for public office where either the payment or the purpose of such contribution, payment or gift constitutes bribery in breach of applicable laws of the Cayman Islands, the PRC, the ROC, Hong Kong, the United States, or otherwise was or is prohibited under any applicable law, rule or regulation of any locality.

(jj) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of the Subsidiaries each are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonably prudent and customary in the businesses in which they are engaged; none of the Company and the Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of the Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(kk) To the Company’s knowledge, there are no affiliations or associations between any member of the FINRA and any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement.

(ll) The Company has not sold, issued or distributed any Shares during the six month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(mm) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the Subsidiaries is currently prohibited, directly or indirectly, from (i) paying any dividends or making any other distribution on such Subsidiary’s equity interest, (ii) repaying to the Company any loan, (iii) making advances to the Company, or (iv) transferring any of its property or assets to the Company or any other Subsidiaries; except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all dividends and other distributions declared and payable upon the equity interests in the Subsidiaries may be converted into foreign currency that may be freely transferred out of the PRC or its jurisdiction of incorporation and all such dividends and other distributions are not and will not be subject to withholding or other taxes under the laws and regulations of PRC or its jurisdiction of incorporation and otherwise free and clear of any other tax, withholding or deduction in its jurisdiction of incorporation, in each case without the necessity of obtaining any approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body in the PRC or its jurisdiction of incorporation.

(nn) None of the Company and the Subsidiaries nor any of their properties, assets or revenues are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from services of process, from attachment prior to or in aid of execution of judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment. The irrevocable and unconditional waiver and agreement of the Company in this Agreement and the Deposit Agreement not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement and the Deposit Agreement is valid and binding under the laws of the Cayman Islands, the PRC, the ROC, Hong Kong and the United States.

(oo) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act.

(pp) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has no material obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any Subsidiary, or to any other person.

(qq) Neither the Company nor any of the Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(rr) The Offered Securities have been approved for listing, subject to notice of issuance, on the Nasdaq Global Market.

(ss) There are no relationships or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Registration Statement or the Prospectus which have not been described as required.

(tt) There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(uu) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(vv) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

(ww) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, under current laws and regulations of the Cayman Islands and any political subdivision thereof, all dividends and other distributions declared and payable on the Offered Securities may be paid by the Company to the holder thereof in United States dollars or any other currency that may be converted into foreign currency and freely transferred out of the Cayman Islands and all such payments made to holders thereof will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands or any political subdivision or taxing authority thereof or therein.

(xx) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

(yy) The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus (A) under the sections headed “Prospectus Summary—The Offering”, “Capitalization”, “Dilution”, “Dividends and Dividend Policy”, “Description of Share Capital”, “Description of American Depositary Shares” and “Shares Eligible for Future Sale”, insofar as they purport to constitute a summary of the terms of the Offered Securities, and (B) under the sections headed “Management”, “Risk Factors”, “Dividends and Dividend Policy”, “Business”, “Regulation”, “Related Party Transactions”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Taxation”, “Description of American Depositary Shares”, “Prospectus Summary—The Offering”, “Description of Share Capital”, “Principal Shareholders”, “Shares Eligible for Future Sale”, “Taxation” and “Enforceability of Civil Liabilities”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

(zz) The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Business—Legal Proceedings”, insofar as they purport to summarize the facts and status of pending or threatened legal proceedings involving the Company or its Subsidiaries, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect.

(aaa) The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Risk

Factors—Risks Related to Our Financial Condition and Business—If we are unable to successfully negotiate a reduction in the required registered capital of BCD Shanghai, we may suffer loss of certain assets, penalties and other adverse consequences, which could harm our consolidated business, results of operations and financial condition”, “Risk Factors—Risks Related to Our Financial Condition and Business—If we are unable to successfully negotiate a reduction in existing commitments to build two eight-inch fabs, we may lose certain assets and suffer penalties and other adverse consequences, which would harm our consolidated business, results of operations and financial condition” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Contractual Obligations and Commitments—Zizhu Industrial Park Matters” are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect.

(bbb) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” in the Registration Statement, the General Disclosure Package and the Prospectus accurately and completely describes in all material respects (i) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations for the Company and its consolidated Subsidiaries and which require management’s most difficult, subjective or complex judgments (“critical accounting policies”) and (ii) judgments and uncertainties affecting the application of critical accounting policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the Registration Statement, the General Disclosure Package and the Prospectus accurately and fully describes in all material respects (x) all material known trends, demands, commitments, events and uncertainties that the Company believes would materially affect liquidity and are reasonably likely to occur; and (y) all off-balance sheet arrangements, if any, that have or are reasonably likely to have a current or future material effect on the financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources of the Company and the Subsidiaries taken as a whole. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no outstanding guarantees or other contingent obligations of the Company or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

(ccc) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of the

Subsidiaries and (ii) no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company, or any of the Subsidiaries and any director of the Company or related party of the Company or any of their associates; except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the directors or substantial shareholders of the Company or any of their respective associates is engaged in any business similar to or in competition with the business of the Company or any of the Subsidiaries nor are any of the directors of the Company or their respective associates interested, directly or indirectly, in any assets which have since the date two years immediately preceding the date of the Prospectus been acquired or disposed of by or leased to or by the Company or any of the Subsidiaries.

(ddd) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the members of the Company’s board of directors or management own, directly or indirectly, any shares of capital stock of, or equity interest in, or any rights, warrants or options to acquire, or instruments or securities convertible into or exchangeable for, any shares of capital stock of, or equity interests in, the Company or any of the Subsidiaries.

(eee) The events and transactions (the “Restructuring Transactions”) set forth in the Registration Statement and the Prospectus under the caption “Business—Our Corporate Structure” relating to the merger or dissolution of certain Subsidiaries of the Company have been effected as set forth therein, and the description of the Restructuring Transactions set forth therein is an accurate and fair summary of such transactions in all material respects. Each contract, agreement or other document related to the Restructuring Transactions has been duly authorized, executed and delivered by all the parties thereto, and each such contract or agreement constitutes a valid and legally binding agreement of the parties thereto, enforceable in accordance with its terms.

(fff) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body in the Cayman Islands, the PRC, Hong Kong, the ROC, the United States and any other jurisdiction or other consents, approvals or authorizations (corporate or other) that is required or otherwise necessary for the consummation of the Restructuring Transactions has been obtained or made and is in full force and effect.

(ggg) The consummation of the Restructuring Transactions and the execution, delivery and performance of the contracts and agreements related to the Restructuring Transactions by the parties thereto did not and will not (A) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (i) any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, except those which had been effectively waived by the counterparty, or (ii) the memorandum of association, articles of association, charter, by-laws, or other organizational or constituent documents or business licenses, authorizations or qualifications of the Company or any of the Subsidiaries, or (iii) any applicable law, order, rule or regulation judgment, order, writ or decree of any court or of any government, regulatory body or administrative agency or other governmental body, except as would not have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, charge, encumbrance or other restriction on any properties or assets of the Company or any Subsidiary which would, individually or in the aggregate, have a Material Adverse Effect.

(hhh) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the PRC, the ROC, Hong Kong, the United States or the Cayman Islands or any political subdivision or taxing authority thereof or therein in connection with (i) the issuance of the Offered Securities, (ii) the deposit by the Company of any Shares represented by the Offered Securities with the Depositary and the issuance of the ADRs evidencing the Offered Securities, (iii) the sale and delivery of the Offered Securities by the Underwriters as part of the Underwriters’ distribution of the Offered Securities as contemplated hereunder, and (iv) the consummation of the any other transaction contemplated in this Agreement or the Deposit Agreement or the performance by any party of its obligations under this Agreement or the Deposit Agreement.

(iii) The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands and the PRC and will be honored by courts in the Cayman Islands and the PRC. The Company has the power to submit, and pursuant to Section 15 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York State and United States Federal court sitting in the Borough of Manhattan The City of New York (each, a “New York Court”) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and empower, and pursuant to Section 15 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and empowered, an authorized agent for service of process in any action arising out of or relating to this Agreement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the Registration

Statement, the ADS Registration Statement or the offering of the Shares or the American Depositary Shares in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 15 hereof.

(jjj) This Agreement and the Deposit Agreement are in proper form under the laws of the Cayman Islands and the PRC for the enforcement thereof against the Company in accordance with the laws of the Cayman Islands or the PRC, as the case may be, and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands or the PRC of this Agreement and the Deposit Agreement; it is not necessary that this Agreement, the Deposit Agreement or any other document be filed or recorded with any court or other authority in the Cayman Islands or the PRC or that any Cayman Islands or PRC stamp or similar tax be paid on or in respect of this Agreement, the Deposit Agreement or any other document to be furnished hereunder or thereunder.

(kkk) Any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement or the Deposit Agreement and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein would be declared enforceable against the Company without re-examination or review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty (i) by the courts of the Cayman Islands, provided that (A) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (B) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the Cayman Islands, (C) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties, and (D) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court, or (ii) by the courts of the PRC in accordance with the requirements of PRC Civil Procedures Law based either on treaties between the PRC and the United States or on reciprocity between jurisdictions, provided that (A) the judgment was not contrary to the public policy, state sovereignty or security of the PRC, (B) the judgment was not given or obtained by fraud, (C) the judgment was not based on clear mistake of law or fact, (D) the judgment was not directly or indirectly for the payment of taxes or other charges of a like nature or of a fine or other penalty, (E) the judgment was for a definite sum of money, (F) the judgment was final and conclusive, (G) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (H) such judgments do not conflict with any other valid judgment in the same matter between the same parties, (I) an action between the same parties in the same matter is not pending in any PRC court at the time the lawsuit is instituted in a New York Court, and (J) the requirements of the PRC Civil Procedures Law based either on treaties between the PRC and the United States or on reciprocity between such jurisdictions are satisfied. The Company is not aware of any reason why the enforcement in the Cayman Islands or the PRC of such a New York Court judgment would be, as of the date hereof, contrary to public policy of the Cayman Islands or PRC.

2. Purchase, Sale and Delivery of the Offered Securities.

(a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of US$             per ADS, the number of Firm ADSs set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 11 hereof.

(b) Payment for the Firm ADSs to be sold hereunder is to be made in Federal (same day) funds to an account designated by the Company for the Firm ADSs to be sold by it, against delivery of ADRs evidencing the Firm ADSs to the order of the Representative for the several accounts of the Underwriters. Such payment and delivery are to be made through the facilities of The Depository Trust Company at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” (As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.) The certificates for the Shares represented by the Firm ADSs so delivered shall be in definitive form in such denominations and in such registration as the Representative requests in writing no later than the second full business day prior to the Closing Date.

(c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option ADSs at the price per ADS as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representative of the several Underwriters, to the Company, setting forth the number of Option ADSs as to which the several Underwriters are exercising the option and the time and date at which such Option ADSs in appropriate form are to be delivered. The time and date at which the ADRs evidencing the Option ADSs and the certificates for the Shares represented by the Option ADSs are to be delivered shall be determined by the Representative but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option ADSs to be purchased by each Underwriter shall be in the same proportion to the total number of Option ADSs being purchased as the number of Firm ADSs being purchased by such Underwriter bears to the total number of Firm ADSs, adjusted by you in such manner as to avoid fractions. The option with respect to the Option ADSs granted hereunder may be exercised only to cover over-allotments in the sale of the Firm ADSs by the Underwriters. You, as Representative of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in Federal (same day) funds drawn to the order of the Company for the Option ADSs to be sold by the Company against delivery of ADRs therefor through the facilities of The Depository Trust Company, New York, New York.

3. Offering by the Underwriters.

It is understood that the several Underwriters are to make a public offering of the Firm ADSs as soon as the Representative deems it advisable to do so. The Firm ADSs are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representative may from time to time thereafter change the public offering price and other selling terms.

It is further understood that you will act as the Representative for the Underwriters in the offering and sale of the Offered Securities in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4. Covenants of the Company

The Company covenants and agrees with the several Underwriters that:

(a) The Company will (A) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act and (B) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations.

(b) The Company will (i) not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Representative approves its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule III hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(c) If requested by the Representative, the Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Offered Securities, in form and substance satisfactory to the Representative, and shall file such Final Term Sheet as an Issuer Free Writing Prospectus pursuant to Rule 433 under the Act prior to the close of business two business days after the date hereof; provided that the Company shall provide the Representative with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representative or counsel to the Underwriters shall reasonably object.

(d) The Company will advise the Representative promptly (A) when the Registration Statement and the ADS Registration or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act. The Company will use its best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.

(e) The Company will cooperate with the Representative in endeavoring to qualify the Offered Securities for sale under the securities laws of such jurisdictions as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Offered Securities.

(f) The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. The Company will deliver to the Representative at or before the Closing Date, four signed copies of the Registration Statement and the ADS Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representative such number of copies of the Registration Statement and the ADS Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representative may reasonably request.

(g) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Offered Securities as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

(h) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement and the ADS Registration Statement or any post-effective amendment thereto to be declared effective before the Offered Securities may be sold, the Company will use its best efforts to cause the Registration Statement, the ADS Registration Statement or such post-effective amendment to become effective as soon as possible, and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement, the ADS Registration Statement and such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rule).

(i) If necessary and appropriate, the Company shall file a registration statement pursuant to, and in accordance with, Rule 462(b) under the Act and pay the applicable fees in accordance with the Act.

(j) If the General Disclosure Package is being used to solicit offers to buy the Offered Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(k) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise you in writing when such statement has been so made available.

(l) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

(m) No offering, sale, pledge, contract to sell (including any short sale), granting any option to purchase or other disposition of any Shares, ADSs or other securities convertible into or exchangeable or exercisable for Shares, ADSs or derivative of Shares or ADSs (or agreement for such) will be made for a period of 180 days after the date of the Prospectus, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representative; provided, however, that the Company may grant employee stock options pursuant to the terms of any stock option or similar equity incentive or compensation plan approved by the Board of Directors and shareholders of the Company, which is in effect at the Applicable Time, and may issue and sell Shares upon the exercise of such employee stock options. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period following the last day of the 180-day restricted period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Representative waives, in writing, such extension.

(n) The Company will use its best efforts to effect and maintain the listing of the Offered Securities on the Nasdaq Global Market.

(o) The Company has caused each of the officers and directors and the holders of at least 94% of the outstanding Ordinary Shares of the Company (on an as-converted basis) to furnish to you, on or prior to the date of this agreement, a letter or letters, substantially in the form attached hereto as Exhibit A (the “Lock-up Agreement”).

(p) The Company will ensure that it is in compliance with applicable provisions of the Sarbanes-Oxley Act and the corporate governance rules of the Nasdaq Global Market.

(q) The Company shall apply the net proceeds of its sale of the Offered Securities as set forth in the Registration Statement, General Disclosure Package and the Prospectus and shall file such reports with the Commission with respect to the sale of the Offered Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

(r) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Offered Securities in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

(s) The Company will use commercially reasonable efforts to obtain the approvals of the National Development and Reform Commission, the Ministry of Commerce, Shanghai Zizhu Science-based Industrial Park Development Company (“Zizhu Development”), the Shanghai Foreign Investment Commission and other relevant governmental, regulatory or other agencies or bodies of the PRC to reduce the required registered capital and total investment of BCD (Shanghai) Semiconductor Manufacturing Limited and modify its investment agreement with Zizhu Development, in each case, as described in the Prospectus.

(t) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Shares.

(u) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(v) No action has been taken or, prior to the completion of the distribution of the Offered Securities, will be taken by the Company in any jurisdiction outside the United States and Canada that would permit a public offering of the Offered Securities, or possession or distribution of the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus issued in connection with the offering of the Offered Securities, or any other offering material, in any country or jurisdiction where action for that purpose is required.

(w) The Company will comply with the terms of the Deposit Agreement so that the ADRs will be executed by the Depositary and delivered to the Underwriters pursuant to this Agreement, at the Closing Date and, if applicable, the Option Closing Date.

(x) The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Offered Securities or the Shares represented by the Offered Securities in this offering as provided in or contemplated by this Agreement and on the execution and delivery of this Agreement or the Deposit Agreement.

(y) Prior to the Closing Date and, if applicable, the Option Closing Date, as the case may be, the Company shall issue no press release or other communication and hold no press conferences with respect to the Company, the financial condition, results of operations, business, properties, assets or liabilities of the Company, or the offering of the Offered Securities, without the prior written consent of the Representative, which consent shall not be unreasonably withheld or delayed.

5. Covenants of the Underwriters.

Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

6. Costs and Expenses.

(a) Except as set forth in a side letter dated February 1, 2008 between the Company and the Representative on behalf of the several Underwriters relating to certain expenses to be paid by the several Underwriters on behalf of the Company, The Company will pay all costs, expenses and fees incident to the performance of its obligations under this Agreement and the Deposit Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, the ADS Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the Deposit Agreement, the Underwriters’ Invitation Letter, the Listing Application, the Blue Sky Survey, and any supplements or amendments thereto; the expenses relating to preparing and printing any

Canadian “wrap” in connection with the offer and sale of the Offered Securities in Canada and the expenses relating to the filing of the Prospectus in jurisdictions in which the Offered Securities may be offered or sold; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the FINRA of the terms of the sale of the Offered Securities; the Listing Fee of the Nasdaq Global Market; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Offered Securities under State securities or Blue Sky laws; travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities; any stamp taxes, transaction levies and any other expenses or taxes arising as a result of the deposit by the Company; of the Shares represented by the Offered Securities with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to the Company; and of the sale and delivery of the Offered Securities by the Company to or for the account of the Underwriters; the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters in connection with the initial purchase of ADSs); the cost of preparing the ADRs; the fees and expenses of the service process agents appointed pursuant to Section 15 of this Agreement and Section 7.6 of the Deposit Agreement; and the cost and charges of any transfer agent or registrar. Any transfer taxes imposed on the sale of the Offered Securities to the several Underwriters will be paid by the Company. The Company shall not, however, be required to pay for any of the Underwriter’s expenses (other than those related to qualification under FINRA regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representative pursuant to Section 12(a) hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Offered Securities or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Offered Securities.

(b) All payments to be made by the Company under this Agreement shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received as if no withholding or deduction had been made.

7. Conditions of Obligations of the Underwriters.

The several obligations of the Underwriters to purchase the Firm ADSs on the Closing Date and the Option ADSs, if any, on the Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

(a) The Registration Statement and the ADS Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rule 424 or 430A under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representative and complied with to its reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Offered Securities or the Shares represented by the Offered Securities.

(b) The Representative shall have received on the Closing Date or the Option Closing Date, as the case may be, an opinion of Wilson Sonsoni Goodrich & Rosati, U.S. counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect set forth in Exhibit A hereto.

(c) The Representative shall have received on the Closing Date, or the Option Closing Date, as the case may be, an opinion of Maples and Calder, Cayman Islands counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect set forth in Exhibit B hereto.

(d) The Representative shall have received on the Closing Date, or the Option Closing Date, as the case may be, an opinion of Commerce & Finance Law Offices, PRC counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Company to the effect set forth in Exhibit C hereto. In addition, the Company shall furnish to the Representative written consent from such PRC counsel to release a certified true copy of such opinion to the Underwriters.

(e) The Representative shall have received on the Closing Date, or the Option Closing Date, as the case may be, an opinion of Gordon Pun & Associates, Hong Kong counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect set forth in Exhibit D hereto.

(f) The Representative shall have received from Davis Polk & Wardwell, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, to the effect set forth in Exhibit E hereto.

(g) The Representative shall have received on the Closing Date, or the Option Closing Date, as the case may be, an opinion of Haiwen & Partners, PRC counsel for the Underwriters, dated the Closing Date or the Option Closing Date, as the case may be, to the effect set forth in Exhibit F hereto.

(h) The Representative shall have received on the Closing Date, or the Option Closing Date, as the case may be, an opinion of White & Case LLP, counsel for the Depositary, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect set forth in Exhibit G hereto.

(i) You shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Deloitte & Touche confirming that they are an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement, the General Disclosure Package and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(j) The Representative shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them in his or her capacity as an officer on behalf of the Company severally represents as follows:

(i) Each of the Registration Statement and the ADS Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;

(ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

(iii) All filings required to have been made pursuant to Rule 424 or 430A, under the Act have been made as and when required by such rules;

(iv) He or she has carefully examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his or her opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) He or she has carefully examined the Registration Statement and the ADS Registration Statement and, in his or her opinion, as of the effective date of the Registration Statement and the ADS Registration Statement, the Registration Statement and the ADS Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement and the ADS Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment;

(vi) He or she has carefully examined the Prospectus and, in his or her opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(vii) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

(k) The Company shall have furnished to the Representative such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representative may reasonably have requested.

(l) The Firm ADSs and Option ADSs, if any, have been duly listed, subject to notice of issuance, on the Nasdaq Global Market.

(m) The Lock-up Agreements described in Section 4(o) are in full force and effect.

(n) The Depositary shall have furnished or caused to be furnished to the Underwriters a certificate satisfactory to the Representative of one of its authorized officers with respect to the deposit with it of the Shares represented by the Offered Securities against issuance of the ADRs evidencing the Offered Securities, the execution, issuance, countersignature and delivery of the ADRs evidencing the Offered Securities pursuant to the Deposit Agreement and such other matters related thereto as the Representative may reasonably request.

(o) The Company and the Depositary shall have executed and delivered the Deposit Agreement, in form and substance satisfactory to the Representative, and the Deposit Agreement shall be in full force and effect and the Company and the Depositary shall have taken action necessary to permit the deposit of the Shares quoted and the issuance of the Offered Securities in accordance with the Deposit Agreement.

(p) On or prior to the Closing Date, the Offered Securities shall be eligible for clearance and settlement through the facilities of DTC.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representative and to Davis Polk & Wardwell, U.S. counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company of such termination in writing at or prior to the Closing Date or the Option Closing Date, as the case may be.

In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 6 and 9 hereof).

8. Conditions of the Obligations of the Company.

The obligations of the Company to sell and deliver the portion of the Offered Securities required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

9. Indemnification.

(a) The Company agrees:

(i) to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the ADS Registration Statement, any

Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 14 herein; and

(ii) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Offered Securities, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto. This indemnity obligation will be in addition to any liability which the Company many otherwise have.

(b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 14 herein. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 9, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 9(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 9(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 9(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 9(a) and by the Company in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

(d) To the extent the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Offered Securities purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) In any proceeding relating to the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 9 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

(f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this

Section 9 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

10. Default by Underwriters.

If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Offered Securities which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company, you, as Representative of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Offered Securities which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Offered Securities agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of Offered Securities with respect to which such default shall occur does not exceed 10% of the Offered Securities to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Offered Securities which they are obligated to purchase hereunder, to purchase the Offered Securities which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of Offered Securities with respect to which such default shall occur exceeds 10% of the Offered Securities to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company or you as the Representative of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Sections 6 and 9 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 10, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representative, may determine in order that the required changes in the Registration Statement, the ADS Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11. Notices.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005; Attention: Syndicate Manager, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: General Counsel; if to the Company, to BCD Semiconductor Manufacturing Limited, 800 Yi Shan Road, Shanghai, 200233, PRC; Attention: Legal Division, with a copy to Wilson Sonsini Goodrich & Rosati, Professional Corporation, Jin Mao Tower, 38-F, Unit 01-04, 88 Century Boulevard, Pudong, Shanghai 200121, PRC; Attention: Carmen Chang, Esq.

12. Termination.

This Agreement may be terminated by you by notice to the Company

(a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option ADSs) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Offered Securities, or (iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States or New York State authorities, United Kingdom authorities, the PRC authorities, the Cayman Islands authorities, the ROC or Hong Kong authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Exchange Act); (vii) the suspension of trading of the Company’s ADSs by the Nasdaq Global Market, the Commission, or any other governmental authority or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

(b) as provided in Sections 7 and 10 of this Agreement.

13. Successors.

This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

14. Information Provided by Underwriters.

The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the third, thirteenth, fourteenth, fifteenth, sixteenth, seventeenth eighteenth and nineteenth paragraphs and the first sentence of the twentieth paragraph under the caption “Underwriting” in the Prospectus.

15. Miscellaneous.

(a) The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or controlling person thereof, as the case may be, and (iii) delivery of and payment for the Shares under this Agreement.

(b) The Company acknowledges and agrees that each Underwriter in providing investment banking services to the Company in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company does not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.

(c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d) This Agreement, together with the side letter referred to in Section 6(a) hereof and the side letter dated February 1, 2008 between the Company and the Representative granting the Representative a right of first refusal to participate in certain future offerings present the entire agreement between the Company on the one hand, and the Underwriters, on the other, with respect to the subject matter hereof.

(e) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

(f) The Company irrevocably submits to the non-exclusive jurisdiction of any New York Court over any suit, action or proceeding arising out of or relating to this Agreement, the Registration Statement, the ADR Registration Statement, the General Disclosure Package, the Prospectus, or the offering of the Shares represented by the Offered Securities or the Offered Securities. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

(g) The Company hereby irrevocably appoints National Corporate Research, Ltd., with offices at 225 W. 34th Street, Suite 910, New York, New York 10122 as its agent for service of process in any suit, action or proceeding described in the preceding paragraph and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as its agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments and the paying of its own fees and expenses, that may be necessary to continue such appointment in full force and effect for a period of seven (7) years from the date of this Agreement.

(h) The obligation of the Company in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

Very truly yours,

BCD SEMICONDUCTOR MANUFACTURING LIMITED

By:
Name:
Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.

As Representative of the several Underwriters listed on Schedule I

By: Deutsche Bank Securities Inc.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I

SCHEDULE OF UNDERWRITERS

Underwriter	Number of Firm ADSs to be Purchased
Deutsche Bank Securities Inc.
Needham & Company, LLC

Piper Jaffray & Co.

TOTAL:	6,000,000

SCH-I-1

SCHEDULE II

[Price and other terms of the offering conveyed orally]

SCH-II-1

SCHEDULE III

[List each Issuer Free Writing Prospectus to be included in the General Disclosure Package including Final Term Sheet, if applicable]

SCH-III-1

SCHEDULE IV

LIST OF SUBSIDIARIES

Subsidiary	Shareholder(s)/Investor(s)	Shareholding/Ownership Percentage
Shanghai SIM-BCD Manufacturing Co. Ltd. (PRC)	BCD Semiconductor Manufacturing Limited	100%

Advanced Analog Circuits (Shanghai) Corporation (PRC)	BCD Semiconductor Manufacturing Limited	100%

MEMS Manufacturing (Shanghai) Co. Ltd. (PRC)	BCD Semiconductor Manufacturing Limited	100%

BCD Semiconductor Limited (HK)	BCD Semiconductor Manufacturing Limited	99%

BCD (Shanghai) Semiconductor Manufacturing Limited (PRC)	BCD Semiconductor Manufacturing Limited	100%

Excel Power Technology Limited (Cayman Islands)	BCD Semiconductor Limited	100%

BCD Semiconductor (Taiwan) Company Limited (Taiwan)	BCD Semiconductor Limited	100%

Excel Power Technology Limited (HK)	BCD Semiconductor Limited	99%

BCD Semiconductor Corporation (US)	Excel Power Technology Limited	100%

SCH-IV-1

EXHIBIT A

LOCK-UP AGREEMENT

    , 2008

BCD Semiconductor Manufacturing Limited

800 Yi Shan Road

Shanghai 200233

People’s Republic of China

Deutsche Bank Securities Inc.

As Representative of the

    Several Underwriters

c/o Deutsche Bank Securities Inc.

60 Wall Street, 4th Floor

New York, New York 10005

Ladies and Gentlemen:

The undersigned understands that Deutsche Bank Securities Inc., as representative (the “Representative”) of the several underwriters (the “Underwriters”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with BCD Semiconductor Manufacturing Limited (the “Company”), providing for the public offering (the “Public Offering”) by the Underwriters, including the Representative, of American Depositary Shares (“ADSs”), each ADS representing [five] ordinary shares, par value US$0.001 per share (the “Ordinary Shares”), of the Company.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of the Representative on behalf of the Underwriters, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any Ordinary Shares or ADSs (including, without limitation, Ordinary Shares or ADSs of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, Ordinary Shares or ADSs which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Ordinary Shares or ADSs) or enter into any Hedging Transaction (as defined below) relating to the Ordinary Shares or ADSs (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a

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Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Ordinary Shares or ADSs.

The initial Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 180 days after the date of the final prospectus relating to the Public Offering (the “Initial Lock-Up Period”); provided, however, that if (1) during the last 17 days of the Initial Lock-Up Period, (A) the Company releases earnings results or (B) material news or a material event relating to the Company occurs, or (2) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Representative waives, in writing, such extension.

The foregoing restrictions shall not apply to (a) the sale of any Ordinary Shares or ADSs to the Underwriters pursuant to the Underwriting Agreement, (b) transactions relating to Ordinary Shares, ADSs or other securities of the Company acquired in open market transactions by the undersigned after the completion of the Public Offering, (c) the entry by the undersigned into a trading plan established in accordance with Rule 10b5-1 under the Exchange Act and the subsequent sale of Ordinary Shares or ADSs in accordance with the terms of such plan, provided that no sale or other disposition under such plan may occur during the Initial Lock-up Period, (d) the exercise of any of the undersigned’s rights to acquire Ordinary Shares, ADSs or other securities of the Company issued pursuant to any stock option or similar equity incentive or compensation plan approved by the Board of Directors and shareholders of the Company for the issuance to employees, advisors or consultants of the Company of stock options or equity grants (“Equity Incentive Grants”), provided that, in each case, such plan is in effect at the closing of the Public Offering (it being understood that any subsequent sale, transfer or disposition of any securities of the Company issued upon exercise of such Equity Incentive Grants shall be subject to the restrictions set forth in this agreement), (e) the repurchase by the Company of any of the undersigned’s Ordinary Shares, ADSs or other securities of the Company upon termination of the undersigned’s employment with the Company, or (f) transfers of any or all of the Ordinary Shares, ADSs or other securities of the Company by (i) gift, will or intestacy, (ii) dispositions to a member of the immediate family of the undersigned or any trust for the direct or indirect benefit of the undersigned or a member of the immediate family of the undersigned, or (iii) distribution to partners, members, shareholders or another business entity that is a direct or indirect affiliate of the undersigned; provided,

EXB-A-2

however, that in the case of a transfer pursuant to clause (f) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more than first cousin.

The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any Ordinary Shares, ADSs or other securities of the Company for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any Ordinary Shares, ADSs or other securities of the Company for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company, in each case, against the transfer of such securities except in compliance with the foregoing restrictions.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be a party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Notwithstanding anything herein to the contrary, this agreement will terminate and the undersigned will be released from all of its obligations hereunder upon the earlier to occur of: (a) March 31, 2008, if the closing of the Public Offering shall not have occurred on or before such date, (b) the date the Company withdraws the registration statement registering the ADSs, (c) the date the Company deregisters all of the ADSs covered by such registration statement, (d) the termination date of the Underwriting Agreement that is prior to payment for the delivery of the ADSs to

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be sold thereunder, or (e) the date the Company provides written notice to the Representative that is prior to the execution of the Underwriting Agreement that the Company does not intend to proceed with the Public Offering.

Print Name

Authorized Signature

Title (if entity)

Number of shares owned
subject to warrants, options	Certificate numbers:
or convertible securities:

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